Ex. 99.906Cert.

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David K. Downes, President and Treasurer of The Community Reinvestment Act Qualified Investment Fund (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2004 (the "Report") fully complies with the requirements of
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David K. Downes
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David K. Downes
President
August 9, 2004


/s/ David K. Downes
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David K. Downes
Treasurer
August 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Commission and Exchange Commission.